UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2018

ANTHERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 27, 2018, Anthera Pharmaceuticals, Inc. (the “Company”) announced that it has withdrawn its request for a hearing to appeal the determination of the Staff of The Nasdaq Stock Market (“Nasdaq”) to delist the Company’s securities from The Nasdaq Capital Market. Nasdaq has informed the Company that it will suspend the trading of the Company’s securities at the open of business on June 28, 2018 as a result of the Company’s failure to meet the minimum bid price requirement pursuant to Listing Rule 550(a)(2), and the Company’s disclosure on its most recent form 10-Q for the quarter ended March 31, 2018 in which the Company has disclosed that it has suspended all clinical development activities and commenced a wind down of its operation. Nasdaq will also file a Form 25 with the Securities and Exchange Commission (the “SEC”) after applicable appeal periods have lapsed to notify the SEC of the delisting of the Company’s securities from The Nasdaq Capital Market. The foregoing disclosure is in accordance with subsection (d) of item 3.01 of Form 8-K.

The Company expects that its common stock will be eligible for trading on the OTC Market, an electronic quotation service maintained by the Financial Industry Regulatory Authority, effective with the open of business on June 28, 2018. The Company’s shares are expected to continue to trade under the symbol ANTH.

Item 7.01  Regulation FD Disclosure.

On June 27, 2018, the Company issued a press release announcing that effective at the open of business on June 28, 2018, the Company’s common stock will be delisted from The Nasdaq Capital Market. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 27, 2018, of Anthera Pharmaceuticals, Inc. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2018	Anthera Pharmaceuticals, Inc.

	By:	/s/ J. Craig Thompson
J. Craig Thompson
President and CEO